Exhibit 32.1


           Section 906 of the Sarbanes-Oxley Act of 2002 Certification
                                  (filing copy)


To Whom It May Concern,

         In connection with the Annual Report of Ingen Technologies Inc. ("Ingen") on Form 10-KSB for the fiscal year ended May 31st, 2004 as filed with the Securities and Exchange Commission HTML1DocumentEncodingutf-8on November 30, 2005 ("the Report"), I, Scott R. Sand, Chief Executive Officer and Chairman of Ingen, certify, and I, Thomas J. Neavitt, Chief Financial Officer of Ingen, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

         (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Ingen.

         /s/ Scott R. Sand
         ------------------------------------
         Scott R. Sand
         Chief Executive Officer and Chairman
         (Principal Executive Officer)

         December 5, 2006

         /s/  Thomas J. Neavitt
         ------------------------------------
         Thomas J. Neavitt
         Secretary and Chief Financial Officer
         (Principal Accounting Officer)

         December 5, 2006